FORM C
                                ESCROW AGREEMENT
                         (Performance Escrow Agreement)

          THIS AGREEMENT made in triplicate this 30th day of November, 1995.

                                MINERA ANDES INC.
                          a corporation with an office
                         in Vancouver, British Columbia

                          (herein called the "Issuer")

                                                               OF THE FIRST PART

                                     - and -

             MONTREAL TRUST COMPANY OF CANADA, being a trust company
                   with an office located in Calgary, Alberta

                          (herein called the "Trustee")

                                                              OF THE SECOND PART

                                     - and -

                              N.A. DEGERSTROM, INC.
                           a company having an office
                               Spokane, Washington

                      (herein called the "Security Holder")

                                                               OF THE THIRD PART


          WHEREAS the Security Holder and the Issuer entered into an agreement dated the 8th day of March, 1995 whereby the Security Holder agreed to sell shares it held in NAD (S.A.) and Minera Andes S.A. (the "Subsidiaries") to the Issuer, the consideration for such property being at least in part the allotment of securities in the Issuer to the Security Holder

          WHEREAS the Subsidiaries became subsidiaries of the Issuer.
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                                        2

          WHEREAS the Subsidiaries and the Issuer have interests in a number of mining claims in the Republic of Argentina (such business constituting the "Property").

          AND WHEREAS in order to comply with the requirements of The Alberta Stock Exchange, the Security Holder is desirous of depositing in escrow certain of the Issuer Shares owned or to be received by them (the "Escrowed Shares"), the number of Escrowed Shares more particularly described in Schedule "A" attached to and forming part of this agreement;

          AND WHEREAS the Trustee has agreed to undertake and perform its duties according to the terms and conditions thereof;

          NOW THEREFORE this agreement witnesses that, in consideration of the sum of One ($1.00) Dollar paid by the parties to each other, receipt of this sum being irrevocably acknowledged by each of the parties, the Security Holder covenants and agrees with the Issuer and with the Trustee, and the Issuer and the Trustee covenant and agree each with the other and with the Security Holder jointly and severally, as set forth below.

1. Where used in this agreement, or in any amendment or supplement hereto, unless the context otherwise requires, the following words and phrases shall have the following ascribed to them below:

     (a) "Deferred Expenditures" means expenditures which have been verified by the Issuer's auditors and incurred in exploring, developing or maintaining in good standing the aforesaid Property from March 15, 1995 onward.

     (b) "Related Party" means promoters, officers, directors, other insiders of the Issuer and any associates or affiliates of the foregoing.

2. The Security Holder hereby places and deposits in escrow with the Trustee those of its securities in the Issuer which are represented by the certificates described in Schedule "A"
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                                        3

and the Trustee hereby acknowledges receipt of those certificates. The Security Holder agrees to deposit in escrow any further certificates representing securities in the Issuer which he may receive as a stock dividend on securities hereby escrowed, and to deliver to the Trustee immediately on receipt thereof the certificates for any such further securities and any replacement certificates which may at any time be issued for any Escrowed Shares.

3. The Parties hereby agree that, subject to the provisions of paragraph 6 herein, the securities and the beneficial ownership of or any interest in them and the certificates representing them (including any replacement securities or certificates) shall not be sold, assigned, hypothecated, alienated, released from escrow, transferred within escrow, or otherwise in any manner dealt with, without the prior written consent of The Alberta Stock Exchange (hereinafter referred to as the "Exchange") given to the Trustee or except as may be required by reason of the death or bankruptcy of the Security Holder, in which cases the Trustee shall hold the said certificates subject to this agreement, for whatever person, or company shall be legally entitled to become the registered owner thereof.

4. The Security Holder directs the Trustee to retain his securities and the certificates (including any replacement securities or certificates) representing them and not to do or cause anything to be done to release them from escrow or to allow any transfer, hypothecation or alienation thereof, without the written consent of the Exchange. The Trustee accepts the responsibilities placed on it by the agreement and agrees to perform them in accordance with the terms of this agreement and the written consents, orders or directions of the Exchange.

5. The Security Holder when applying to the Exchange for a consent for a transfer within escrow shall, before applying, give reasonable notice in writing of his intention to the Issuer and the Trustee.

6. (a) The Exchange will consent to the release from escrow of one Escrowed Share for each $0.375 cents of Deferred Expenditures incurred on the Property.
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                                        4

     (b) Any release from escrow under this paragraph 6 shall be made pursuant to a written application on behalf of the Issuer or the Security Holder, which in respect of applications made pursuant to paragraph 6(a) hereof shall be accompanied by evidence of the Deferred Expenditures incurred in a form satisfactory to the Exchange. Application for release pursuant to paragraph 6(a) may only be made once per year and may only relate to Deferred Expenditures incurred in the preceding fiscal year or the fiscal years of the Issuer since the last release from escrow pursuant to this agreement, whichever is greater.

     (c) Notwithstanding paragraph (b) above, the maximum number of shares to be released from escrow in any year to the Security Holder shall be one-third of the original number of shares held in escrow on behalf of such Security Holder.

7. A release from escrow of all or part of the Escrowed Shares shall terminate this agreement only in respect to those securities so released. For greater certainty this paragraph does not apply to securities transferred within escrow.

8. The Security Holder shall, if a dividend is declared while the Escrowed Shares or any of them continue to be held in escrow under this agreement, renounce and release any right to receive payment of the dividend on the shares then held in escrow.

9. If the Issuer is wound up and any securities remain in escrow under this agreement at the time when a distribution of assets to holders of securities is made by the liquidator, the Security Holder shall assign its right to receive that part of the distribution which is attributable to the Escrowed Shares to the Trustee, for the benefit of, and in trust for the persons and companies who are then holders of free securities in the Issuer rateably in proportion to their holdings.

10. (a) In the event that the Issuer has lost, alienated or has not obtained a good or marketable title to, or has abandoned or discontinued development of,
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                                        5

          substantially all of the aforesaid Property, or that substantially all of the said Property has become of little or no value, the Issuer shall declare the occurrence of that event, with full particulars thereof, to the Exchange by a resolution of its directors.

     (b) The Security Holder agrees with the Issuer and the Trustee that in the event of any such loss, alienation, failure to acquire title, or of such abandonment or discontinuance of development or diminution of value, the securities held in escrow shall not be cancelled or released from escrow, in whole or in part, except with the consent of the Exchange.

     (c) The Exchange may, in its sole discretion, having regard to the number and value of the securities issued for the Property, the value of the Property as ultimately established and such other circumstances as it may consider relevant, determine the number of securities to be cancelled or released and shall communicate its decision in writing to the Trustee. If the Exchange determines that less than all the securities then held in escrow shall be cancelled or released, the securities to be cancelled or released shall be taken rateably from the escrowed security holding of the Security Holder, unless the Exchange otherwise directs or the Security Holder, with the consent of the Exchange, otherwise agrees in writing.

     (d) On receipt by the Trustee of a determination to cancel, the Security Holder shall tender the required number of Escrowed Shares to the Issuer by way of gift for cancellation and, the Issuer shall thereupon take the necessary action, by way of reduction of capital or otherwise, to cancel them, and the certificates for these securities shall be delivered up for cancellation by the Issuer's transfer agent.

     (e) The Security Holder undertakes and agrees to vote and cause to be voted its securities in a manner consistent with the terms, conditions and intent of this agreement in relation to the aforesaid gifting back of securities for cancellation.
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                                        6

11. Notwithstanding paragraphs 6 and 10, any shares remaining in escrow on the fifth anniversary of the date of this agreement, unless otherwise exempted in writing by the Exchange, shall be cancelled by the Trustee within six months of the said fifth anniversary. It being acknowledged that the Exchange has advised that they would be willing to consider an application in the fourth year of this agreement for an extension of the five year period, and may grant such an application where the Property has achieved significant growth in revenues, is financially solvent, and will be able to generate positive cash flow in the first year of the extended period of this agreement.

12. All voting rights attached to the Escrowed Shares shall at all times be exercised by the Security Holder.

13. The Security Holder and the Issuer hereby agree to and do hereby release and indemnify and save harmless the Trustee from and against all claims, suits, demands, costs, damages and expenses which may be occasioned by reason of the Trustee's compliance in good faith with the terms hereof.

14. The Issuer hereby acknowledges the terms and conditions of this agreement and agrees to take all reasonable steps to facilitate its performance and to pay the Trustee's proper charges for its services as trustee of this escrow.

15. If the Trustee should wish to resign, it shall give at least three months' notice to the Issuer which may, with the written consent of the Exchange, by writing appoint another Trustee in its place and such appointment shall be binding on the Security Holder, and the new Trustee shall assume and be bound by the obligations of the Trustee hereunder.

16. The covenants of the Security Holder with the Issuer in this agreement are made with the Issuer both in its own right and as trustee for the holders from time to time of free securities in the Issuer, and may be enforced not only by the Issuer but also by any holder of free securities.
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                                        7

17. This agreement may be executed in several parts of the same form, including facsimile counterpart and the parts as so executed shall together constitute one original agreement, and the parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this agreement.

18. Wherever the singular or masculine is used, the same shall be construed to include the plural or feminine or neuter where the context so requires.

19. This agreement shall enure to the benefit of and be binding on the parties to this agreement and each of their heirs, executors, administrators, successors and assigns.
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                                        8

          IN WITNESS WHEREOF the Issuer and the Trustee have caused their respective corporate seals to be hereto affixed and the Security Holder has hereto set its respective hand and seal.

                                   MINERA ANDES INC.


                                   Per: /s/ ALLEN V. AMBROSE
                                       ----------------------------------------


                                   Per: /s/ ARMAND S. HANSEN              (c/s)
                                       -----------------------------------

                                   MONTREAL TRUST COMPANY OF
                                   CANADA


                                   Per: /s/ ILLEGIBLE
                                       ----------------------------------------


                                   Per: /s/ ILLEGIBLE                     (c/s)
                                       -----------------------------------

SIGNED, SEALED AND DELIVERED by the Security Holder whose name is subscribed in the right-hand column below.


                                   N.A. DEGERSTROM, INC.


                                   Per: /s/ JAMES A. FISH
                                       ----------------------------------------
                                            Vice President


                                   Per: /s/ MICHAEL D. CANNON             (c/s)
                                       -----------------------------------
                                            Secretary-Treasurer
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                                        9

                                  SCHEDULE "A"


to the escrow agreement dated the 30th day of November, 1995, and made among, Minera Andes Inc., therein called the "Issuer", Montreal Trust Company of Canada, therein called the "Trustee", and the security holder of the Issuer, therein called the "Security Holder" as set forth below.

===============================================================================
                                                                 Certificate
                                                 Number of       Numbers of
                               Type of Issuer    Securities      Securities
Name of Security Holder (1)    Security          Escrowed        Escrowed
-------------------------------------------------------------------------------
N.A. Degerstrom Inc.
Spokane, Washington            Common Share      4,000,000          C-23
-------------------------------------------------------------------------------
TOTAL                                            4,000,000
===============================================================================